Loss per share	6 Months Ended
Jun. 30, 2024
Loss per share [Abstract]
Loss per share
13.	Loss per share

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Loss attributable to shareholders (in $’000)	(10,379)	(7,729)	(18,045)	(18,666)
Weighted average number of shares in issue	52,028,145	52,020,849	52,028,145	52,020,849
Basic and diluted loss per share (in USD)	(0.20)	(0.15)	(0.35)	(0.36)

For the three months ended June 30, 2024, and the six months ended June 30, 2024, and 2023, basic and diluted loss per share are calculated on the weighted average number of shares issued and outstanding and exclude shares to be issued under the Share Option Plan, as the effect of including those shares would be anti-dilutive.